SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

 Filed by the Registrant [X]
 Filed by a Party other than the Registrant [ ]

 Check the appropriate box:
 [ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
 [ ]  Definitive Proxy Statement                  Commission Only (as permitted
 [X]  Definitive Additional Materials             by Rule 14a-6(e)(2))
 [ ]  Soliciting Material Pursuant to Section
      240.14a-11(c) or Section 240.14a-12


                          60 EAST 42ND ST. ASSOCIATES
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
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          pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which
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

                          60 EAST 42ND ST. ASSOCIATES
                             C/O WIEN & MALKIN LLP
                               LINCOLN BUILDING
                              60 EAST 42ND STREET
                         NEW YORK, NEW YORK 10165-0015


                                 March 2, 1998


TO PARTICIPANTS IN 60 EAST 42ND STREET ASSOCIATES:


      We are pleased to advise you that (a) we have received more than the necessary 75% Participant consent in each Group for Agent succession and the successor Agents are now in place, and (b) we are extending until June 30, 1998 the consent solicitation for the two remaining items recommended in the Agents' September 4, 1997 letter: the service by one Agent for more than one Group and the change to a 66 2/3% Group vote (without a book value buy-out) to approve a significant transaction.

      100% Participant consent is required on these two remaining items, and approximately 90% has been received to date. The extension until June 30, 1998 will permit other Participants to respond affirmatively now, so as to effectuate a program supported by the overwhelming number of Participants, without the cost and delay of a new solicitation. The Agents strongly recommend your approval to this program.

      For the convenience of those Participants who have not yet consented to the two remaining items, a duplicate Consent Form and return envelope is enclosed. If you have any question, please communicate with Stanley Katzman, Richard Shapiro or Alvin Silverman, partners in Wien & Malkin LLP, by mail at 60 East 42nd Street, New York, New York 10165, by telephone at 212-687-8700, or by fax at 212-986-7679.

         Thank you for your cooperation.

                                                    Sincerely,

                                                   /s/ Peter L. Malkin
                                                   -------------------
                                                   Peter L. Malkin

                                                                      APPENDIX


                                    CONSENT

         SOLICITED BY PETER L. MALKIN, STANLEY KATZMAN, JOHN L. LOEHR,
                 RICHARD A. SHAPIRO AND THOMAS N. KELTNER, JR.
                           AS AGENTS (THE "AGENTS")
                   ON BEHALF OF 60 EAST 42ND ST. ASSOCIATES


     As a Participant in 60 East 42nd St. Associates, the owner of The Lincoln Building at 60 East 42nd St., New York, New York, I hereby take the following action in response to the Agents' Solicitation as outlined in the Consent Solicitation Statement issued by the Agents in connection with the Solicitation of Consents of the Participants dated September 4, 1997 (the "Statement"):

I.      CONSENT                                        WITHHOLD CONSENT
        -------                                        ----------------

        [ ]     Consent to                             [ ]     Disapprove of
                and Approve of


                                                       [ ]     Abstain From
                                                               Consenting To

the designation of the successor Agents, as described in Section II.A of the Statement.

II.     CONSENT                                        WITHHOLD CONSENT
        -------                                        ----------------

        [ ]     Consent to                             [ ]     Disapprove of
                and Approve of


                                                       [ ]     Abstain From
                                                               Consenting To

permitting an Agent to act as an agent for more than one group, as described in Section II.B of the Statement.

III.    CONSENT                                        WITHHOLD CONSENT
        -------                                        ----------------

        [ ]     Consent to                             [ ]     Disapprove of
                and Approve of


                                                       [ ]     Abstain From
                                                               Consenting To

changing the vote required to permit an Agent to engage in significant transactions, as described in Section II.C of the Statement.

     The Agents recommend that Participants consent to each of the above proposals. PLEASE NOTE THAT A VOTE TO ABSTAIN IS TREATED THE SAME AS A VOTE TO DISAPPROVE.


     The solicitation of Consents will terminate on June 30, 1998.


     The matters for which Consents are being solicited are more fully described in the Statement, receipt of which is hereby acknowledged and which is incorporated herein by reference.

IF THIS FORM IS SIGNED AND RETURNED WITHOUT A CHOICE INDICATED AS TO ANY INDIVIDUAL PROPOSAL OR PROPOSALS, CONSENT WILL BE DEEMED TO HAVE BEEN GIVEN AS TO SUCH PROPOSAL OR PROPOSALS AS IF SUCH CONSENT WAS ACTUALLY INDICATED ON THE FORM. IF THE CONSENT IS RETURNED UNDATED, IT WILL BE DEEMED DATED AS OF THE DATE RECEIVED BY THE AGENTS. ONCE GIVEN, THE CONSENT (OR DEEMED CONSENT) MAY NOT BE REVOKED.

                                                   [Participant's Name]
                                                   ID #

Date:  ____________, 1998                          ____________________
                                                        Signature